UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2012

EDAC TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-33507	39-1515599
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1806 New Britain Avenue, Farmington, CT  06032
(Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code:  860-677-2603

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

The text set forth below under 2.03 in incorporated into this Item by reference.

Section 2 — Financial Information

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On September 19, 2012, EDAC Technologies Corporation (“EDAC”) entered into a Sixth Amendment to Credit Agreement (the “Amendment Agreement”) among TD Bank, N.A., EDAC, and EDAC’s subsidiaries Gros-Ite Industries, Inc. (“Gros-Ite”), Apex Machine Tool Company, Inc. (“Apex”) and EBTEC Corporation (“EBTEC”) (collectively, the “Borrowers”), which Amendment Agreement further amends a certain Credit Agreement dated as of May 27, 2009, as previously amended (as previously amended, the “Existing Credit Agreement”). Pursuant to the Amendment Agreement, TD Bank, N.A. has agreed to increase the revolving line of credit from the principal amount of $12,000,000 to the principal amount of $17,000,000.  The Amendment Agreement also amends certain defined terms and reporting requirements of the Borrowers.  The Existing Credit Agreement, as amended by the Amendment Agreement (the Existing Credit Agreement as amended, the “Credit Agreement”) contains customary representations and warranties, affirmative and negative covenants, and events of default.  The Amendment Agreement as well as certain other credit facilities between the Borrowers and TD Bank, N.A. are secured by cross-guaranties and liens on the business assets of EDAC, Gros-Ite, Apex and EBTEC in favor of TD Bank, N.A., along with mortgages on certain properties owned by EDAC, Apex and EBTEC.

On September 19, 2012, EDAC, Gros-Ite, Apex and EBTEC also delivered to TD Bank, N.A., a Fourth Amended and Restated Revolving Credit Note (the”Note”) which replaced the existing Third Amended and Restated Revolving Credit Note dated July 27, 2011.  The $17,000,000 Note is payable in monthly installments of interest only beginning on October 1, 2012 and will mature on July 31, 2013, unless renewed by TD Bank, N.A.  Interest will accrue on the Note at the highest prime rate as published in the Wall Street Journal, adjusted daily.

Copies of the Amendment Agreement and the Fourth Amended and Restated Revolving Credit Note are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K. The foregoing descriptions of the Amendment Agreement and the Fourth Amended and Restated Revolving Credit Note do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are incorporated herein by reference to the exhibits attached hereto.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibits are included herewith:

Exhibit No.	Description

10.1	Sixth Amendment to Credit Agreement by and between the Borrowers and TD Bank, N.A. dated as of September 19, 2012 (Exhibit A thereto is filed herewith as Exhibit 10.2)

10.2	Fourth Amended and Restated Revolving Credit Note dated as of September 19, 2012, made by EDAC, Gros-Ite, Apex and EBTEC in favor of TD Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 EDAC TECHNOLOGIES CORPORATION

Date:  September 21, 2012                                                                         By: /s/ Glenn L. Purple
Vice President-Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Sixth Amendment to Credit Agreement by and between the Borrowers and TD Bank, N.A. dated as of September 19, 2012 (Exhibit A thereto is filed herewith as Exhibit 10.2)

10.2	Fourth Amended and Restated Revolving Credit Note dated as of September 19, 2012, made by EDAC, Gros-Ite, Apex and EBTEC in favor of TD Bank, N.A.